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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 25, 2002

i-STAT CORPORATION
(Exact Name of registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-19841 (Commission File Number)	22-2542664 (I.R.S. Employer Identification No.)
104 WINDSOR CENTER DRIVE, EAST WINDSOR, NJ 08520 (Address of principal executive offices) (Zip Code)

(609) 443-9300
(Registrant's telephone number, including area code)

Item 5. Other Events

        On October 24, 2002, the Company issued a press release disclosing its financial results for the third quarter of 2002. The full text of the press release is set forth in Exhibit 99.1 which is attached hereto and is incorporated by reference into this report.

Item 7. Exhibits.

  (c)
  Exhibits

Item No.	Exhibit List
99.1	Q3 2002 earnings press release dated October 24, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, i-STAT Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

i-STAT CORPORATION
By:	/s/ LORIN J. RANDALL Lorin J. Randall Senior Vice President of Finance, Treasurer and Chief Financial Officer

Date: October 25, 2002

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SIGNATURE